Rule 497(e)

File Nos. 333-52956; 811-07549

SCHWAB Signature™ ANNUITY

SUPPLEMENT DATED JANUARY 9, 2006

To the Prospectus dated May 1, 2005 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Dear Schwab Signature Annuity™ Contract Owner:

Please note that, Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The name change to DWS Scudder is a result of Deutsche Bank AG's acquisition of Zurich Scudder Investments, Inc.

The new portfolio names will be as follows:

Current Name	New Name, Effective February 6, 2006
Scudder VIT Small Cap Index Fund	DWS Small Cap Index VIP
Scudder Variable Series I Capital Growth Portfolio	DWS Capital Growth VIP
Scudder Variable Series II Blue Chip Portfolio	DWS Blue Chip VIP
Scudder Variable Series II Large Cap Value Portfolio	DWS Large Cap Value VIP
Scudder Variable Series II Small Cap Growth Portfolio	DWS Small Cap Growth VIP
Scudder Variable Series II SVS Dreman High Return Equity Portfolio	DWS Dreman High Return Equity VIP

The name changes should be reflected on pages 2, 15, 16, Appendix A, and Appendix C of your Prospectus.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2005.

Please keep this supplement for future reference.